UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060
Washington, D.C. 20549	Expires: March 31, 2006
FORM 8-K	Estimated average burden hours per response. . 28.0

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 14, 2006

TRIMAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	333-100351	38-2687639
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

39400 Woodward Avenue, Suite 130, Bloomfield Hills, Michigan		48304
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (248) 631-5400

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

The only public security holders of TriMas Corporation (the “Company”) are holders of its 9 7/8% senior subordinated notes due 2012.  The Company issued a press release and held a teleconference on November 14, 2006, reporting its financial results for the quarter ending September 30, 2006.  A copy of the press release and teleconference visual presentation are attached hereto as exhibits and are incorporated herein by reference.  The press release and presentation are also available on the Company’s website at www.trimascorp.com.

Item 9.01  Financial Statements and Exhibits.

(c)            Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press Release

99.2	The Company’s visual presentation titled “Third Quarter 2006 Earnings Call”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAS CORPORATION

Date: November 14, 2006	By:	/s/ Grant H. Beard
	Name:	Grant H. Beard
	Title:	Chief Executive Officer